SCHEDULE FOR COMPUTING TOTAL RETURN

                      FVA w/PPC AIM GROWTH & INCOME DIVISION

The hypothetical average annual total return quotations for 1 and 5 years ending on December 31, 2001 and from May 2, 1994 (hypothetical inception of the Division) to December 31, 2001 are computed by finding the average annual compounded rates of return over the 1 and 5 years and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 and 5 years ending December 31, 2001 and period from May 2, 1994 to
       December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 756.78

Solve for T

      T = -24.32

5 YEAR

       1000 (1+T)5 = 1,591.50

Solve for T

      T = 9.74%

Period of May 2, 1994 - December 31, 2001

       1000 (1+T)2,798/365 = 1,976.62

Solve for T

      T = 9.30%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                           FVA w/PPC AIM GROWTH DIVISION

The hypothetical average annual total return quotations for 1 and 5 years ending on December 31, 2001 and from May 5, 1993 (hypothetical inception of the Division) to December 31, 2001 are computed by finding the average annual compounded rates of return over the 1 and 5 years and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 and 5 years ending December 31, 2001 and period from May 5, 1993 to
       December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 648.31

Solve for T

      T = -35.17%

5 YEAR

       1000 (1+T)5 = 1,238.03

Solve for T

      T = 4.36%

Period of May 5, 1993 - December 31, 2001

       1000 (1+T)3,160/365 = 1,766.02

Solve for T

      T = 6.79%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                           FVA w/PPC AIM VALUE DIVISION

The hypothetical average annual total return quotations for 1 and 5 years ending on December 31, 2001 and from May 5, 1993 (hypothetical inception of the Division) to December 31, 2001 are computed by finding the average annual compounded rates of return over the 1 and 5 years and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 and 5 years ending December 31, 2001 and period from May 5, 1993 to
       December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 857.61

Solve for T

      T = -14.24%

5 YEAR

       1000 (1+T)5 = 1,642.97

Solve for T

      T = 10.44%

Period of May 5, 1993 - December 31, 2001

       1000 (1+T)3,160/365 = 2,527.89

Solve for T

      T = 11.31%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                     FVA w/PPC AMERICAN CENTURY VALUE DIVISION

The hypothetical average annual total return quotations for 1 and 5 years ending on December 31, 2001 and from May 5, 1993 (hypothetical inception of the Division) to December 31, 2001 are computed by finding the average annual compounded rates of return over the 1 and 5 years and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 and 5 years ending December 31, 2001 and period from May 5, 1993 to
       December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 1106.91

Solve for T

      T = 10.69%

5 YEAR

       1000 (1+T)5 = 1,589.71

Solve for T

      T = 9.71%

Period of May 5, 1993 - December 31, 2001

       1000 (1+T)2,069/365 = 1,762.50

Solve for T

      T = 10.51%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                      FVA w/PPC FIDELITY CONTRAFUND DIVISION

The hypothetical average annual total return quotations for 1 and 5 years ending on December 31, 2001 and from January 31, 1995 (hypothetical inception of the Division) to December 31, 2001 are computed by finding the average annual compounded rates of return over the 1 and 5 years and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 and 5 years ending December 31, 2001 and period from January 31, 1995 to December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 859.59

Solve for T

      T = -14.04%

5 YEAR

       1000 (1+T)5 = 1,490.74

Solve for T

      T = 8.31%

Period of January 31, 1995 - December 31, 2001

       1000 (1+T)2,524/365 = 2,470.92

Solve for T

      T = 13.98%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                 FVA w/PPC JANUS ASPEN AGGRESSIVE GROWTH DIVISION

The hypothetical average annual total return quotations for 1 and 5 years ending on December 31, 2001 and from September 13, 1993 (hypothetical inception of the Division) to December 31, 2001 are computed by finding the average annual compounded rates of return over the 1 and 5 years and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 and 5 years ending December 31, 2001 and period from September 13, 1993 to December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 592.80

Solve for T

      T = -40.77%

5 YEAR

       1000 (1+T)5 = 1,266.70

Solve for T

      T = 4.84%

Period of September 13, 1993 - December 31, 2001

       1000 (1+T)3,092/365 = 2230.84

Solve for T

      T = 10.15%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                        FVA w/PPC ASSET ALLOCATION DIVISION

The hypothetical average annual total return quotations for 1 and 5 years ending on December 31, 2001 and from June 1, 1994 (hypothetical inception of the Division) to December 31, 2001 are computed by finding the average annual compounded rates of return over the 1 and 5 years and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 and 5 years ending December 31, 2001 and period from June 1, 1994 to
       December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 942.44

Solve for T

      T = -5.76%

5 YEAR

       1000 (1+T)5 = 1370.15

Solve for T

      T = 6.50%

Period of June 1, 1994 - December 31, 2001

       1000 (1+T)3,160/365 = 1786.98

Solve for T

      T = 7.96%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                         FVA w/PPC EQUITY GROWTH DIVISION

The hypothetical average annual total return quotations for 1 and 5 years ending on December 31, 2001 and from June 1, 1994 (hypothetical inception of the Division) to December 31, 2001 are computed by finding the average annual compounded rates of return over the 1 and 5 years and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 and 5 years ending December 31, 2001 and period from June 1, 1994 to
       December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 835.10

Solve for T

      T = -16.49%

5 YEAR

       1000 (1+T)5 = 1,486.07

Solve for T

      T = 8.25%

Period of June 1, 1994 - December 31, 2001

       1000 (1+T)2,769/365 = 2,682.01

Solve for T

      T = 13.89%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                             FVA w/PPC GROWTH DIVISION

The hypothetical average annual total return quotations for 1 and 5 years ending on December 31, 2001 and from May 2, 1994 (hypothetical inception of the Division) to December 31, 2001 are computed by finding the average annual compounded rates of return over the 1 and 5 years and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 and 5 years ending December 31, 2001 and period from May 2, 1994 to
       December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 730.58

Solve for T

      T = -26.94%

5 YEAR

       1000 (1+T)5 = 1093.92

Solve for T

      T = 1.81%

Period of May 2, 1994 - December 31, 2001

       1000 (1+T)2,798/365 = 1,549.90

Solve for T

      T = 5.88%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                         FVA w/PPC INTERNATIONAL DIVISION

The hypothetical average annual total return quotations for 1 and 5 years ending on December 31, 2001 and from May 2, 1994 (hypothetical inception of the Division) to December 31, 2001 are computed by finding the average annual compounded rates of return over the 1 and 5 years and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 and 5 years ending December 31, 2001 and period from May 2, 1994 to
       December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 742.66

Solve for T

      T = -25.73%

5 YEAR

       1000 (1+T)5 = 981.82

Solve for T

      T = -0.37%

Period of May 2, 1994 - December 31, 2001

       1000 (1+T)2,798/365 = 1,288.09

Solve for T

      T = 3.36%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                         FVA w/PPC DIP DISCOVERY DIVISION

The hypothetical average annual total return quotations for 1 year and 5 years ending on December 31, 2001 and from December 15, 1999 (hypothetical inception of the Division) to December 31, 2001 are computed by finding the average annual compounded rates of return over the 1 year and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 year ending December 31, 2001 and period from December 15, 1999 to December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 799.27

Solve for T

      T = -20.07%

Period of December 15, 1999 - December 31, 2001

       1000 (1+T)746/365 = 757.21

Solve for T

      T = -12.72

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                        FVA w/PPC FIDELITY GROWTH DIVISION

The hypothetical average annual total return quotations for 1, 5 and 10 years ending on December 31, 2001 are computed by finding the average annual compounded rates of return over the 1, 5 and 10 years that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1, 5 and 10 years ending December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 806.92

Solve for T

      T = -19.31%

5 YEAR

       1000 (1+T)5 = 1,574.84

Solve for T

      T = 9.51%

10 YEAR

       1000 (1+T)10 = 2,902.81

Solve for T

      T = 11.25%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                              FVA w/PPC BOND DIVISION

The hypothetical average annual total return quotations for 1, 5 and 10 years ending on December 31, 2001 are computed by finding the average annual compounded rates of return over the 1, 5 and 10 years that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1, 5 and 10 years ending December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 1,060.70

Solve for T

      T = 6.07%

5 YEAR

       1000 (1+T)5 = 1,234.78

Solve for T

      T = 4.31%

10 YEAR

       1000 (1+T)10 = 1,664.56

Solve for T

      T = 5.23%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                            FVA w/PPC BALANCED DIVISION

The hypothetical average annual total return quotations for 1, 5 and 10 years ending on December 31, 2001 are computed by finding the average annual compounded rates of return over the 1, 5 and 10 years that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1, 5 and 10 years ending December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 912.58

Solve for T

      T = -8.74%

5 YEAR

       1000 (1+T)5 = 1,145.68

Solve for T

      T = 2.76%

10 YEAR

       1000 (1+T)10 = 1,800.80

Solve for T

      T = 6.06%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                         FVA w/PPC CAPITAL VALUE DIVISION

The hypothetical average annual total return quotations for 1, 5 and 10 years ending on December 31, 2001 are computed by finding the average annual compounded rates of return over the 1, 5 and 10 years that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1, 5 and 10 years ending December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 901.93

Solve for T

      T = -9.81%

5 YEAR

       1000 (1+T)5 = 1,194.65

Solve for T

      T = 3.62%

10 YEAR

       1000 (1+T)10 = 2,098.97

Solve for T

      T = 7.70%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                     FVA w/PPC GOVERNMENT SECURITIES DIVISION

The hypothetical average annual total return quotations for 1, 5 and 10 years ending on December 31, 2001 are computed by finding the average annual compounded rates of return over the 1, 5 and 10 years that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1, 5 and 10 years ending December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 1,055.69

Solve for T

      T = 5.57%

5 YEAR

       1000 (1+T)5 = 1,300.21

Solve for T

      T = 5.39%

10 YEAR

       1000 (1+T)10 = 1,632.12

Solve for T

      T = 5.02%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                     FVA w/PPC GOVERNMENT SECURITIES DIVISION

The hypothetical average annual total return quotations for 1, 5 and 10 years ending on December 31, 2001 are computed by finding the average annual compounded rates of return over the 1, 5 and 10 years that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1, 5 and 10 years ending December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 1,055.69

Solve for T

      T = 5.57%

5 YEAR

       1000 (1+T)5 = 1,300.21

Solve for T

      T = 5.39%

10 YEAR

       1000 (1+T)10 = 1,632.12

Solve for T

      T = 5.02%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                          FVA w/PPC MONEY MARKET DIVISION

The hypothetical average annual total return quotations for 1, 5 and 10 years ending on December 31, 2001 are computed by finding the average annual compounded rates of return over the 1, 5 and 10 years that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1, 5 and 10 years ending December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 1,019.51

Solve for T

      T = 1.95%

5 YEAR

       1000 (1+T)5 = 1,163.86

Solve for T

      T = 3.08%

10 YEAR

       1000 (1+T)10 = 1,295.35

Solve for T

      T = 2.62%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                             FVA w/PPC MIDCAP DIVISION

The hypothetical average annual total return quotations for 1, 5 and 10 years ending on December 31, 2001 are computed by finding the average annual compounded rates of return over the 1, 5 and 10 years that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1, 5 and 10 years ending December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 944.52

Solve for T

      T = -5.55%

5 YEAR

       1000 (1+T)5 = 1,445.03

Solve for T

      T = 7.64%

10 YEAR

       1000 (1+T)10 = 2,837.40

Solve for T

      T = 10.99%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                       FVA w/PPC INVESCO TECHNOLOGY DIVISION

The hypothetical average annual total return quotations for 1 year and 5 years ending on December 31, 2001 and from May 21, 1997 (hypothetical inception of the Division) to December 31, 2001 are computed by finding the average annual compounded rates of return over the 1 year and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 year ending December 31, 2001 and period from May 21, 1997 to December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 531.19

Solve for T

      T = -46.88%

Period of May 21, 1997 - December 31, 2001

       1000 (1+T)1684/365 = 1,421.28

Solve for T

      T = 7.92%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                     FVA w/PPC INVESCO SMALL COMPANY DIVISION

The hypothetical average annual total return quotations for 1 year and 5 years ending on December 31, 2001 and from August 25, 1997 (hypothetical inception of the Division) to December 31, 2001 are computed by finding the average annual compounded rates of return over the 1 year and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 year ending December 31, 2001 and period from August 25, 1997 to December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 799.06

Solve for T

      T = -20.09%

Period of August 25, 1997 - December 31, 2001

       1000 (1+T)1588/365 = 1,405.49

Solve for T

      T = 8.14%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                    FVA w/PPC INVESCO HEALTH SCIENCES DIVISION

The hypothetical average annual total return quotations for 1 year and 5 years ending on December 31, 2001 and from May 22, 1997 (hypothetical inception of the Division) to December 31, 2001 are computed by finding the average annual compounded rates of return over the 1 year and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 year ending December 31, 2001 and period from May 22, 1997 to December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 854.66

Solve for T

      T = -14.53%

Period of May 22, 1997 - December 31, 2001

       1000 (1+T)1683/365 = 1,724.40

Solve for T

      T = 12.54%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                        FVA w/PPC INVESCO DYNAMICS DIVISION

The hypothetical average annual total return quotations for 1 year and 5 years ending on December 31, 2001 and from August 25, 1997 (hypothetical inception of the Division) to December 31, 2001 are computed by finding the average annual compounded rates of return over the 1 year and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 year ending December 31, 2001 and period from August 25, 1997 to December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 675.38

Solve for T

      T = -32.42%

Period of August 25, 1997 - December 31, 2001

       1000 (1+T)1588/365 = 1,174.47

Solve for T

      T = 3.77%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                       FVA w/PPC INVESCO TECHNOLOGY DIVISION

The hypothetical average annual total return quotations for 1 year and 5 years ending on December 31, 2001 and from May 21, 1997 (hypothetical inception of the Division) to December 31, 2001 are computed by finding the average annual compounded rates of return over the 1 year and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 year ending December 31, 2001 and period from May 21, 1997 to December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 531.19

Solve for T

      T = -46.88%

Period of May 21, 1997 - December 31, 2001

       1000 (1+T)1684/365 = 1,421.28

Solve for T

      T = 7.92%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                       FVA w/PPC INTERNATIONAL SMALLCAP DIVISION

The hypothetical average annual total return quotations for 1 year and 5 years ending on December 31, 2001 and from May 1, 1998(hypothetical inception of the Division) to December 31, 2001 are computed by finding the average annual compounded rates of return over the 1 year and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 year ending December 31, 2001 and period from May 1, 1998 to December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 766.47

Solve for T

      T = -23.35%

Period of May 1, 1998 - December 31, 2001

       1000 (1+T)1339/365 = 1,120.80

Solve for T

      T = 3.16%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                     FVA w/PPC INTERNATIONAL EMERGING DIVISION

The hypothetical average annual total return quotations for 1 year and 5 years ending on December 31, 2001 and from October 24, 2000 (hypothetical inception of the Division) to December 31, 2001 are computed by finding the average annual compounded rates of return over the 1 year and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 year ending December 31, 2001 and period from October 24, 2000 to December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 939.28

Solve for T

      T = -6.07%

Period of October 24, 2000 - December 31, 2001

       1000 (1+T)433/365 = 877.88

Solve for T

      T = -10.40%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                       FVA w/PPC LARGECAP GROWTH DIVISION

The hypothetical average annual total return quotations for 1 year and 5 years ending on December 31, 2001 and from May 3, 1999 (hypothetical inception of the Division) to December 31, 2001 are computed by finding the average annual compounded rates of return over the 1 year and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 year ending December 31, 2001 and period from May 3, 1999 to December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 743.21

Solve for T

      T = -25.68%

Period of May 3, 1999 - December 31, 2001

       1000 (1+T)972/365 = 839.43

Solve for T

      T = -6.36%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                     FVA w/PPC LARGECAP GROWTH EQUITY DIVISION

The hypothetical average annual total return quotations for 1 year and 5 years ending on December 31, 2001 and from May 3, 1999 (hypothetical inception of the Division) to December 31, 2001 are computed by finding the average annual compounded rates of return over the 1 year and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 year ending December 31, 2001 and period from May 3, 1999 to December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 685.68

Solve for T

      T = -31.43%

Period of May 3, 1999 - December 31, 2001

       1000 (1+T)433/365 = 530.85

Solve for T

      T = -41.36%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                            FVA w/PPC MICROCAP DIVISION

The hypothetical average annual total return quotations for 1 year and 5 years ending on December 31, 2001 and from May 1, 1998 (hypothetical inception of the Division) to December 31, 2001 are computed by finding the average annual compounded rates of return over the 1 year and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 year ending December 31, 2001 and period from May 1, 1998 to December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 999.45

Solve for T

      T = -0.05%

Period of May 1, 1998 - December 31, 2001

       1000 (1+T)1339/365 = 859.45

Solve for T

      T = -4.04%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                      FVA w/PPC MIDCAP GROWTH EQUITY DIVISION

The hypothetical average annual total return quotations for 1 year and 5 years ending on December 31, 2001 and from October 24, 2000 (hypothetical inception of the Division) to December 31, 2001 are computed by finding the average annual compounded rates of return over the 1 year and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 year ending December 31, 2001 and period from October 24, 2000 to December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 711.65

Solve for T

      T = -28.84%

Period of October 24, 2000 - December 31, 2001

       1000 (1+T)433/365 = 575.79

Solve for T

      T = -37.21%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                       FVA w/PPC MIDCAP GROWTH DIVISION

The hypothetical average annual total return quotations for 1 year and 5 years ending on December 31, 2001 and from May 1, 1998(hypothetical inception of the Division) to December 31, 2001 are computed by finding the average annual compounded rates of return over the 1 year and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 year ending December 31, 2001 and period from May 1, 1998 to December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 814.83

Solve for T

      T = -18.52%

Period of May 1, 1998 - December 31, 2001

       1000 (1+T)1339/365 = 895.16

Solve for T

      T = -2.97%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                       FVA w/PPC MIDCAP VALUE DIVISION

The hypothetical average annual total return quotations for 1 year and 5 years ending on December 31, 2001 and from May 3, 1999 (hypothetical inception of the Division) to December 31, 2001 are computed by finding the average annual compounded rates of return over the 1 year and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 year ending December 31, 2001 and period from May 3, 1999 to December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 955.77

Solve for T

      T = -4.42%

Period of May 3, 1999 - December 31, 2001

       1000 (1+T)972/365 = 1,337.67

Solve for T

      T = 11.54%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                       FVA w/PPC  REAL ESTATE DIVISION

The hypothetical average annual total return quotations for 1 year and 5 years ending on December 31, 2001 and from May 1, 1998 (hypothetical inception of the Division) to December 31, 2001 are computed by finding the average annual compounded rates of return over the 1 year and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 year ending December 31, 2001 and period from May 1, 1998 to December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 1,066.86

Solve for T

      T = 6.69%

Period of May 1, 1998 - December 31, 2001

       1000 (1+T)1339/365 = 1,185.53

Solve for T

      T = 4.75%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                            FVA w/PPC SMALLCAP DIVISION

The hypothetical average annual total return quotations for 1 year and 5 years ending on December 31, 2001 and from May 1, 1998 (hypothetical inception of the Division) to December 31, 2001 are computed by finding the average annual compounded rates of return over the 1 year and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 year ending December 31, 2001 and period from May 1, 1998 to December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 1,005.98

Solve for T

      T = 0.60%

Period of May 1, 1998 - December 31, 2001

       1000 (1+T)1339/365 = 963.28

Solve for T

      T = -1.01%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                        FVA w/PPC SMALLCAP GROWTH DIVISION

The hypothetical average annual total return quotations for 1 year and 5 years ending on December 31, 2001 and from May 1, 1998 (hypothetical inception of the Division) to December 31, 2001 are computed by finding the average annual compounded rates of return over the 1 year and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 year ending December 31, 2001 and period from May 1, 1998 to December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 666.71

Solve for T

      T = -33.33%

Period of May 1, 1998 - December 31, 2001

       1000 (1+T)1339/365 = 1100.08

Solve for T

      T = 2.63%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                         FVA w/PPC SMALLCAP VALUE DIVISION

The hypothetical average annual total return quotations for 1 year and 5 years ending on December 31, 2001 and from May 1, 1998 (hypothetical inception of the Division) to December 31, 2001 are computed by finding the average annual compounded rates of return over the 1 year and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 year ending December 31, 2001 and period from May 1, 1998 to December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 1042.24

Solve for T

      T = 4.22%

Period of May 1, 1998 - December 31, 2001

       1000 (1+T)1339/365 = 1,266.12

Solve for T

      T = 6.64%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                           FVA w/PPC UTILITIES DIVISION

The hypothetical average annual total return quotations for 1 year and 5 years ending on December 31, 2001 and from May 1, 1998 (hypothetical inception of the Division) to December 31, 2001 are computed by finding the average annual compounded rates of return over the 1 year and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 year ending December 31, 2001 and period from May 1, 1998 to December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 708.99

Solve for T

      T = -29.10%

Period of May 1, 1998 - December 31, 2001

       1000 (1+T)1339/365 = 948.25

Solve for T

      T = 1.44%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                      FVA w/PPC LARGECAP STOCK INDEX DIVISION

The hypothetical average annual total return quotations for 1 year and 5 years ending on December 31, 2001 and from May 3, 1999 (hypothetical inception of the Division) to December 31, 2001 are computed by finding the average annual compounded rates of return over the 1 year and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 year ending December 31, 2001 and period from May 3, 1999 to December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 862.17

Solve for T

      T = -13.78%

Period of May 3, 1999 - December 31, 2001

       1000 (1+T)972/365 = 821.65

Solve for T

      T = -7.11%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                FVA w/PPC AMERICAN CENTURY INCOME & GROWTH DIVISION

The hypothetical average annual total return quotations for 1 year and 5 years ending on December 31, 2001 and from October 31, 1997 (hypothetical inception of the Division) to December 31, 2001 are computed by finding the average annual compounded rates of return over the 1 year and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 year ending December 31, 2001 and period from October 31, 1997 to December 31, 2001 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 899.07

Solve for T

      T = -10.09%

Period of October 31, 1997 - December 31, 2001

       1000 (1+T)1521/365 = 1,214.40

Solve for T

      T = 4.77%